                                                                Exhibit 4.1


                                SONY CORPORATION

                                       TO

                            THE CHASE MANHATTAN BANK,
                                   as Trustee



                                   ----------


                                    INDENTURE

                        Dated as of .............., 1998


                                   ----------




                               U.S.$1,500,000,000

                       ...% Notes due .............., 2003

                                Sony Corporation

                 Certain Sections of this Indenture relating to
                   Sections 310 through 318, inclusive, of the
                          Trust Indenture Act of 1939:

Trust Indenture                                            Indenture
  Act Section                                               Section

Section 310(a)(1)      ................................     609
           (a)(2)      ................................     609
           (a)(3)      ................................     Not Applicable
           (a)(4)      ................................     Not Applicable
           (b)         ................................     608
                                                           610
Section 311(a)         ................................     613
           (b)         ................................     613
Section 312(a)         ................................     701
                                                           702
           (b)         ................................     702
           (c)         ................................     702
Section 313(a)         ................................     703
           (b)         ................................     703
           (c)         ................................     703
           (d)         ................................     703
Section 314(a)         ................................     704
           (a)(4)      ................................     101
                       ................................     1004
           (b)         ................................     Not Applicable
           (c)(1)      ................................     102
           (c)(2)      ................................     102
           (c)(3)      ................................     Not Applicable
           (d)         ................................     Not Applicable
           (e)         ................................     102
Section 315(a)         ................................     601
           (b)         ................................     602
           (c)         ................................     601
           (d)         ................................     601
           (e)         ................................     514
Section 316(a)         ................................     101
           (a)(1)(A)   ................................     502
                                                           512
           (a)(1)(B)   ................................     513
           (a)(2)      ................................     Not Applicable
           (b)         ................................     508
           (c)         ................................     104
Section 317(a)(1)      ................................     503
           (a)(2)      ................................     504
           (b)         ................................     1003
Section 318(a)         ................................     107
-------------------

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS
                                   ----------

                                                                           Page

PARTIES..................................................................... 1
RECITALS OF THE COMPANY..................................................... 1

                      ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION



Section 101.  Definitions................................................... 1
              Act........................................................... 2
              Additional Amounts............................................ 2
              Affiliate; control............................................ 2
              Authenticating Agent.......................................... 2
              Authorized Newspaper.......................................... 2
              Board of Directors............................................ 3
              Board Resolution.............................................. 3
              Business Day.................................................. 3
              Commission.................................................... 3
              Company....................................................... 3
              Company Request; Company Order................................ 3
              Corporate Trust Office........................................ 3
              corporation................................................... 3
              Defaulted Interest............................................ 4
              Definitive Security........................................... 4
              Depositary.................................................... 4
              Event of Default.............................................. 4
              Exchange Act.................................................. 4
              External Indebtedness......................................... 4
              Global Security............................................... 4
              Holder........................................................ 5
              Indebtedness.................................................. 5
              Indenture..................................................... 5
              Interest Payment Date......................................... 5
              Maturity...................................................... 5
              Notice of Default............................................. 5
              Officer's Certificate......................................... 5
              Opinion of Counsel............................................ 5
              Outstanding................................................... 5
              Paying Agent.................................................. 6
              Person........................................................ 6
              Place of Payment.............................................. 7
              Predecessor Security.......................................... 7
              Redemption Date............................................... 7
              Redemption Price...............................................7
              Regular Record Date........................................... 7


----------

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                      --i--

                                                                           Page


                           Securities........................................ 7
                           Security Register and Security
                            Registrar........................................ 7
                           Special Record Date............................... 7
                           Stated Maturity................................... 7
                           Subsidiary........................................ 7
                           Trustee........................................... 8
                           Trust Indenture Act............................... 8
                           Vice President.................................... 8
Section 102.               Compliance Certificates and Opinions.............. 8
Section 103.               Form of Documents Delivered to Trustee............ 9
Section 104.               Acts of Holders; Record Dates......................9
Section 105.               Notices, Etc., to Trustee and Company.............11
Section 106.               Notice to Holders; Waiver.........................11
Section 107.               Conflict with Trust Indenture Act.................12
Section 108.               Effect of Headings and
                            Table of Contents................................12
Section 109.               Successors and Assigns............................12
Section 110.               Separability Clause...............................12
Section 111.               Benefits of Indenture.............................12
Section 112.               Governing Law.....................................13
Section 113.               Legal Holidays....................................13
Section 114.               Jurisdiction and Legal Process....................13
Section 115.               Language of Notices, Etc..........................14


                                   ARTICLE TWO

                                 SECURITY FORMS

Section 201.               Forms Generally...................................14
Section 202.               Form of Face of Security..........................14
Section 203.               Form of Reverse of Security.......................18
Section 204.               Global Securities.................................21
Section 205.               Form of Trustee's Certificate of
                            Authentication...................................22


                                  ARTICLE THREE

                                 THE SECURITIES

Section 301.               Title and Terms...................................22
Section 302.               Denominations.....................................23
Section 303.               Execution, Authentication, Delivery
                            and Dating.......................................23
Section 304.               Temporary Securities..............................24

----------

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                     --ii--

                                                                           Page


Section 305.   Registration, Registration of Transfer
                and Exchange.................................................25
Section 306.   Mutilated, Destroyed, Lost and Stolen
                Securities...................................................27
Section 307.   Payment of Interest; Interest Rights
                Preserved....................................................28
Section 308.   Persons Deemed Owners.........................................30
Section 309.   Cancellation..................................................30
Section 310.   Computation of Interest.......................................30
Section 311.   CUSIP Numbers.................................................30


                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

Section 401.   Satisfaction and Discharge of
                Indenture....................................................31
Section 402.   Application of Trust Money....................................32


                                  ARTICLE FIVE

                                    REMEDIES

Section 501.   Events of Default.............................................33
Section 502.   Acceleration of Maturity; Rescission
                and Annulment................................................35
Section 503.   Collection of Indebtedness and Suits
                for Enforcement by Trustee...................................36
Section 504.   Trustee May File Proofs of Claim..............................37
Section 505.   Trustee May Enforce Claims Without
                Possession of Securities.....................................38
Section 506.   Application of Money Collected................................38
Section 507.   Limitation on Suits...........................................38
Section 508.   Unconditional Right of Holders to
                Receive Principal and Interest...............................39
Section 509.   Restoration of Rights and Remedies............................39
Section 510.   Rights and Remedies Cumulative................................39
Section 511.   Delay or Omission Not Waiver..................................40
Section 512.   Control by Holders............................................40
Section 513.   Waiver of Past Defaults.......................................40
Section 514.   Undertaking for Costs.........................................41
Section 515.   Waiver of Usury, Stay or
                Extension Laws...............................................41



----------

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                     --iii--

                                                                        Page


                                   ARTICLE SIX

                                   THE TRUSTEE

Section 601.     Certain Duties and Responsibilities.....................41
Section 602.     Notice of Defaults......................................42
Section 603.     Certain Rights of Trustee...............................42
Section 604.     Not Responsible for Recitals or
                  Issuance of Securities.................................44
Section 605.     May Hold Securities.....................................44
Section 606.     Money Held in Trust.....................................44
Section 607.     Compensation and Reimbursement..........................44
Section 608.     Disqualification; Conflicting
                  Interests..............................................45
Section 609.     Corporate Trustee Required;
                  Eligibility............................................45
Section 610.     Resignation and Removal; Appointment of
                  Successor..............................................46
Section 611.     Acceptance of Appointment by Successor..................47
Section 612.     Merger, Conversion, Consolidation or
                  Succession to Business.................................48
Section 613.     Preferential Collection of Claims
                  Against Company........................................48
Section 614.     Appointment of Authenticating Agent.....................48


                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701.     Company to Furnish Trustee Names and
                  Addresses of Holders...................................50
Section 702.     Preservation of Information;
                  Communications to Holders..............................51
Section 703.     Reports by Trustee......................................51
Section 704.     Reports by Company......................................52


                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 801.     Company May Consolidate, Etc., Only on
                  Certain Terms..........................................53
Section 802.     Successor Substituted...................................54



----------

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                     --iv--

                                                                           Page


                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

Section 901.               Supplemental Indentures Without Consent
                            of Holders.......................................54
Section 902.               Supplemental Indentures with Consent of
                            Holders..........................................55
Section 903.               Execution of Supplemental Indentures..............57
Section 904.               Effect of Supplemental Indentures.................57
Section 905.               Conformity with Trust Indenture Act...............57
Section 906.               Reference in Securities to Supplemental
                            Indentures.......................................57


                                   ARTICLE TEN

                                    COVENANTS

Section 1001.              Payment of Principal and Interest.................58
Section 1002.              Maintenance of Office or Agency...................58
Section 1003.              Money for Securities Payments to Be
                            Held in Trust....................................59
Section 1004.              Statement by Officers as to Default...............60
Section 1005.              Existence.........................................60
Section 1006.              Maintenance of Properties.........................61
Section 1007.              Payment of Taxes and Other Claims.................61
Section 1008.              Additional Amounts................................61
Section 1009.              Negative Pledge...................................62
Section 1010.              Waiver of Certain Covenants.......................62


                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

Section 1101.              Right of Redemption...............................63
Section 1102.              Applicability of Article..........................63
Section 1103.              Election to Redeem; Notice to Trustee.............63
Section 1104.              Notice of Redemption..............................63
Section 1105.              Deposit of Redemption Price.......................64
Section 1106.              Securities Payable on Redemption Date.............64


TESTIMONIUM..................................................................66
SIGNATURES...................................................................66

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Note:    This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                      --v--

                  INDENTURE, dated as of ..............., 1998, between SONY
CORPORATION, a corporation duly organized and existing under the laws of Japan (the "Company"), having its principal office at 7-35, Kitashinagawa 6-chome, Shinagawa-ku, Tokyo 141-0001, Japan, and THE CHASE MANHATTAN BANK, a banking corporation duly existing under the laws of the State of New York, as Trustee (the "Trustee").


                             RECITALS OF THE COMPANY

                  The Company has duly authorized the creation of an issue of its ...% Notes Due .........., 2003 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

                  All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                   ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

Section 101.  Definitions.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation;

                  (4) the words "Article" and "Section" refer to an Article and Section, respectively, of this Indenture; and

                  (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  "Act", when used with respect to any Holder, has the meaning specified in Section 104.

                  "Additional Amounts" has the meaning specified in the form of Security set forth in Section 202.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities.

                  "Authorized Newspaper" means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays,

                                      --2--
and of general circulation in the place in connection with which the term is used or in the financial community of such place.

                  "Board of Directors" means the board of directors of the Company.

                  "Board Resolution" means a copy of a resolution certified by the [General Manager of the General Affairs Department] of the Company, the principal financial and accounting officer of the Company or any other authorized officer of the Company or a person duly authorized by any of them, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day", when used with respect to any Place of Payment or other location, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or other location are authorized or obligated by law or executive order to close.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any of its Representative Directors or any other authorized officer of the Company or a person duly authorized by any of them, and delivered to the Trustee.

                  "Corporate Trust Office" means the principal office of the Trustee in the Borough of Manhattan, The City of New York at which at any particular time its corporate trust business shall be administered, which at the date hereof is 450 West 33rd Street, 15th Floor, New York, New York 10001,
Attention: Global Trust Services.

                  "corporation" means a corporation, association, company, joint-stock company or business trust.

                                      --3--

                  "Defaulted Interest" has the meaning specified in
Section 307.

                  "Definitive Security" means a Security other than a Global Security or a temporary Security.

                  "Depositary" means, with respect to Securities issuable in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities.

                  "Event of Default" has the meaning specified in
Section 501.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any statute successor thereto.

                  "External Indebtedness" means any indebtedness of the Company or any other person in the form of or represented by bonds, notes, debentures or other securities which:

         (1)      either

                  (a) are denominated or payable in, or by reference to, or may at the option of the person entitled thereto be or become payable in, or by reference to, a currency or currencies other than yen; or

                  (b) are denominated or payable in yen and more than 50% of the aggregate principal or face amount of which is initially distributed by or with the authorization of the Company or, if not the Company, the issuer thereof outside Japan; and

         (2) are not repayable (otherwise than at the option, or due to the default, of the obligor) within one year from the date of their issue; and

         (3) are, or are capable of being, quoted, listed or ordinarily traded on any stock exchange or on any over-the-counter securities market outside Japan.

                  "Global Security" means a Security in global form that evidences all or part of the Securities and is authenticated and delivered to, and registered in the name of, the Depositary for such Securities or a nominee thereof.


                                      --4--

                  "Holder" means a Person in whose name a Security is registered in the Security Register.

                  "Indebtedness" means any bonds, debentures, notes or other instruments of indebtedness or any other similar evidences of indebtedness.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

                  "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an instalment of interest on such Security.

                  "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an instalment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "Notice of Default" means a written notice of the kind specified in Section 501(3).

                  "Officer's Certificate" means a certificate signed by any Representative Director of the Company or any other authorized officer of the Company or a person duly authorized by any of them, and delivered to the Trustee. The officer signing an Officer's Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company.

                  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;


                                      --5--

                  (2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                  (3) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

                  "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.


                                      --6--

                  "Place of Payment", means the place or places where, subject to the provisions of Section 1002, the principal of and interest on the Securities are payable.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Regular Record Date" for the interest payable on any Interest
Payment Date means the .......... or .......... (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

                  "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

                  "Stated Maturity", when used with respect to any Security or any instalment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such instalment of principal or interest is due and payable.

                  "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

                                      --7--

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as otherwise provided in Section 905; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "Vice President", when used with respect to the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

Section 102.  Compliance Certificates and Opinions.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officer's Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 1004) shall include

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion

                                      --8--
         as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103.  Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104.  Acts of Holders; Record Dates.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall

                                      --9--
become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The ownership of Securities shall be proved by the Security Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  (e) Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

                  (f) The Company may, in the circumstances permitted by the Trust Indenture Act, set any day as the record date for the purpose of determining the Holders of Outstanding Securities entitled to give or take any request,

                                     --10--
demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities. With regard to any record date set pursuant to this paragraph, the Holders of Outstanding Securities on such record date (or their duly appointed agents), and only such Persons, shall be entitled to give or take the relevant action, whether or not such Holders remain Holders after such record date.

Section 105.  Notices, Etc., to Trustee and Company.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
         Attention: Global Trust Services, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid (if international mail, by air mail), to the Company addressed to its Tokyo office, 7-35, Kitashinagawa 6-chome, Shinagawa-ku, Tokyo 141-0001, Japan, to the attention of the Capital Market Department, or at any other address previously furnished in writing to the Trustee by the Company.

Section 106.  Notice to Holders; Waiver.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid (if international mail, by air mail), to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing

                                     --11--
by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 107.  Conflict with Trust Indenture Act.

                  If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

Section 108.  Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109.  Successors and Assigns.

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 110.  Separability Clause.

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111.  Benefits of Indenture.

                  Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the

                                     --12--

Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 112.  Governing Law.

                  This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

Section 113.  Legal Holidays.

                  In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

Section 114.  Jurisdiction and Legal Process.

                  By the execution and delivery of this Indenture, the Company hereby appoints Sony Corporation of America, currently located at 550 Madison Avenue, 33rd Floor, New York, New York 10022-3211, as its agent upon which process may be served in any legal action or proceeding which may be instituted by any Holder or the Trustee in any Federal or State court in the Borough of Manhattan, The City of New York, arising out of or relating to the Securities or this Indenture. Service of process upon such agent at its address set forth above (or such other address in the Borough of Manhattan, The City of New York, as such agent shall furnish in writing to the Trustee), and written notice of said service to the Company by the Person serving the same, addressed as provided in Section 105, shall be deemed in every respect effective service of process upon the Company in any such legal action or proceeding. The Company hereby submits to the non-exclusive jurisdiction of any such courts with respect to any such legal action or proceeding so instituted in such court, and waives, to the fullest extent permitted by law, any objection which it may have now or hereafter based on improper venue or forum non conveniens to the conduct of such legal action or proceeding in such court. Such appointment, submission and waiver shall be irrevocable so long as the Holders of Securities shall have any rights pursuant to the terms thereof or of this Indenture until the appointment of a successor by the

                                     --13--

Company in the Borough of Manhattan, The City of New York to act as such agent and such successor's acceptance of such appointment. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of such agent or successor.

Section 115.  Language of Notices, Etc.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.


                                   ARTICLE TWO

                                 Security Forms

Section 201.  Forms Generally.

                  The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

                  The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.


Section 202.  Form of Face of Security.

                  [Insert any legend required by the United States Internal Revenue Code and the regulations thereunder.]

                  [If a Global Security, insert legend required by Section 204] [if applicable, insert -- UNLESS THIS SECURITY

                                     --14--

IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                                SONY CORPORATION

                         ...% NOTES DUE .........., 2003

NO. .........                                                     U.S.$ ........

                  SONY CORPORATION, a corporation duly organized and existing under the laws of Japan (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ................  .................. United States Dollars (or
such other amount as is reflected in the Security Register) on ...............,
2003, and to pay interest thereon from ............., 1998, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on ............ and ............ in each year, commencing
 ........., 1998 at the rate of ....% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the
Regular Record Date for such interest, which shall be the ....... or .......
(whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the

                                     --15--

Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

                  The Company will pay to the Holder of this Security who is not a Japanese corporation or a resident of Japan for Japanese tax purposes such additional amounts ("Additional Amounts") as may be necessary in order that every net payment of the principal of and interest on this Security, after deduction or withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by Japan or any political subdivision or taxing authority thereof or therein, will not be less than the amount provided for in this Security to be then due and payable; provided, however, that the foregoing obligation to pay Additional Amounts will not apply to any one or more of the following:

                  (a) any tax, assessment or other governmental charge which would not have been so imposed but for the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of such Holder, if such Holder is an estate, a trust, a partnership, or a corporation) and Japan;

                  (b) any estate, inheritance, gift, sales, transfer, personal property or any similar tax, assessment or government charge;

                  (c) any tax, assessment or other governmental charge which is payable otherwise than by deduction or withholding from payments of principal of or interest on this Security; or

                  (d) any tax, assessment or other governmental charge which would not have been so imposed but for the presentation by the Holder of this Security for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

nor will Additional Amounts be paid with respect to any payment of principal of or interest on this Security to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of any such payment to the extent that a beneficiary or settlor with respect to such fiduciary, a member of such a partnership or the beneficial owner would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the

                                     --16--

Holder of this Security. Whenever there is mentioned in this Security, in any context, any payment of, or in respect of, the principal of, or interest on, this Security, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof, and any express mention of the payment of Additional Amounts in any provisions of this Security shall not be construed as excluding Additional Amounts in those provisions where such express mention is not made.

                  [If a Global Security, insert--Payment of the principal of and interest on this Security will be made by transfer of immediately available funds to a bank account in the Borough of Manhattan, The City of New York, designated by the Holder in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.]

                  [If a Definitive Security, insert---Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York or (so long as the Securities are listed on the London Stock Exchange Limited and such exchange shall so require) London, England, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.]

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse

                                     --17--
hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


Dated:                              SONY CORPORATION



                                            By................................
                                               Name:
                                               Title:


Section 203.  Form of Reverse of Security.

                  This Security is one of a duly authorized issue of Securities of the Company designated as its ...% Notes due .........., 2003 (herein called the "Securities"), limited in aggregate principal amount to U.S.$1,500,000,000, issued under an Indenture, dated as of .........., 1998 (herein called the
"Indenture"), between the Company and The Chase Manhattan Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  The Securities are subject to redemption, upon not less than 30 nor more than 60 days' notice by mail, at any time, as a whole but not in part, at the election of the Company, at a Redemption Price equal to 100% of the principal amount, together with accrued interest (including Additional Amounts, if any) to the Redemption Date if the Company determines that, as a result of any change in, amendment to, or judicial decision relating to, the laws (including regulations, rulings and treaties) of Japan (or any political subdivision or taxing authority thereof or therein), or any change in the official interpretation or application of such laws, which change, amendment or decision becomes effective on or after ............ the Company would be required to pay Additional Amounts on the next succeeding Interest Payment Date as set forth on the face hereof, provided that (i) no such notice of redemption may be given earlier than 60 days prior to the earliest date

                                     --18--
on which the Company would be obligated to pay any such Additional Amounts were a payment in respect of the Notes then due and (ii) at the time such notice is given, such obligation to pay such Additional Amounts remains in effect. The Company's right to redeem the Securities shall continue, as long as the Company is obligated to pay such Additional Amounts, notwithstanding that the Company shall have made payments of Additional Amounts.

                  If an Event of Default with respect to Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security

                                     --19--
for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest (including Additional Amounts, as described on the face hereof) on this Security at the times, place(s) and rate, and in the coin or currency, herein prescribed.

                  [If a Global Security, insert--This Global Security or portion hereof may not be exchanged for Definitive Securities except in the limited circumstances provided in the Indenture. As provided in the Indenture and subject to certain limitations therein, Definitive Securities may be exchanged, at the option of the Holder thereof, for a portion of this Global Security of a like aggregate principal amount upon surrender of Definitive Securities at the office or agency of the Company in the Borough of Manhattan, The City of New York. Upon exchange of any portion of this Global Security for Definitive Securities or Definitive Securities for portion of this Global Security, the Security Registrar shall adjust the Security Register to reflect the reduction or increase, as the case may be, in the principal amount of this Global Security by an amount equal to the aggregate principal amount of the Definitive Securities so issued or surrendered in exchange, whereupon the principal amount hereof shall be reduced or increased for all purposes by the amount so exchanged and noted.]

                  [If a Definitive Security, insert--The transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  At the option of the Holder, this Security may be exchanged for a portion of a Global Security of a like aggregate principal amount upon surrender of this Security at the office or agency of the Company in the Borough of Manhattan, The City of New York.]


                                     --20--

                  The Securities are issuable only in registered form without coupons in denominations of U.S.$1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Security shall be governed by and construed in accordance with the laws of the State of New York.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Section 204.  Global Securities.

                  (a) The Securities shall be initially issued in the form of one or more Global Securities. The Depositary for such Global Securities shall be The Depository Trust Company.

                  (b) Every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

         THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON


                                     --21--

         REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

                  (c) Notwithstanding the provisions of Section 302, any Global Security shall represent such of the Outstanding Securities as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced or increased, as the case may be, to reflect exchanges. Any endorsement of a Global Security to reflect the amount, or any reduction or increase in the amount, of Outstanding Securities represented thereby shall be made in such manner and upon instructions given by such Person or Persons as shall be specified therein or in a Company Order. Subject to the provisions of Sections 303, 304 and 305, the Trustee shall deliver and redeliver any Global Security in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. Any instructions by the Company with respect to endorsement or delivery or redelivery of a Global Security shall be in a Company Order (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel).

                  (d) The provisions of the last sentence of Section 303 shall apply to any Security represented by a Global Security if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Global Security together with a Company Order (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction or increase, as the case may be, in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 303.

Section 205.  Form of Trustee's Certificate of Authentication.

                  The Trustee's certificates of authentication shall be in substantially the following form:


                                     --22--

         This is one of the Securities referred to in the within-mentioned Indenture.



                                        THE CHASE MANHATTAN BANK,
                                                                      As Trustee



                                        By.....................................
                                                    Authorized Officer



                                  ARTICLE THREE

                                 The Securities

Section 301.  Title and Terms.

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to U.S.$1,500,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306 or 906.

                  The Securities shall be known and designated as the "...%
Notes due .........., 2003" of the Company. Their Stated Maturity shall be
 .........., 2003, and they shall bear interest at the rate of ...% per annum, from .........., 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on .......... and .........., commencing .........., 1998, until the principal thereof is paid or made available for payment.

                  The principal and interest on the Securities shall be payable:

                  (1) so long as the Securities are in the form of Global Securities, by transfer of immediately available funds to a bank account in the Borough of Manhattan, The City of New York designated by the Holder thereof; or

                  (2) if such Securities have been issued as Definitive Securities, (a) at the office or agency of the Company in the Borough of Manhattan, The City of New York maintained for such purpose and (b) so long as the Securities are listed on the London Stock Exchange


                                     --23--

         Limited (the "London Stock Exchange") and such stock exchange shall so require, at the office or agency of the Company in London, England maintained for such purpose; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  The Securities shall be redeemable as provided in Article Eleven.

Section 302.  Denominations.

                  The Securities shall be issuable only in registered form without coupons and only in denominations of U.S.$1,000 and any integral multiple thereof.

Section 303.  Execution, Authentication, Delivery and Dating.

                  The Securities shall be executed on behalf of the Company by one of its Representative Directors and need not be attested. The signature of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

                  Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly


                                     --24--
authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 304.  Temporary Securities.

                  Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

Section 305.  Registration, Registration of Transfer and Exchange.

                  The Company shall cause to be kept at an office or agency of the Company in the Borough of Manhattan, The City of New York a register (the register maintained in such office being herein referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Company hereby appoints The Chase Manhattan Bank as the initial "Security Registrar" for purpose of registering Securities and transfers of Securities as herein provided and its Corporate Trust Office, as the initial office or agency in the Borough of Manhattan, The City of New York where the


                                     --25--

Security Register will be maintained. The Company may at any time replace such Security Registrar, change such office or agency or act as its own Security Registrar. The Company will give prompt written notice to the Trustee of any change of the Security Registrar or of the location of such office or agency.

                  Upon surrender for registration of transfer of any Security at the office or agency of the Company maintained pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount and tenor.

                  At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304 or 906 not involving any transfer.

                  The Company shall not be required to issue, register the transfer of or exchange of any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of


                                     --26--

Securities under Section 1103 and ending at the close of business on the day of such mailing.

                  Notwithstanding any other provision in this Indenture, no Global Security may be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary for such Global Security or any nominee thereof, and no such transfer may be registered, except as provided in this paragraph. Every Security authenticated and delivered upon registration or transfer of, or in exchange for or in lieu of, a Global Security shall be a Global Security, except as provided in this paragraph. If (1) (A) the Depositary for a Global Security notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or ceases to be a clearing agency registered under the Exchange Act and (B) a successor Depositary is not appointed by the Company within 90 days, (2) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so transferable, registrable and exchangeable, and such transfers shall be registrable or (3) the Security Registrar shall have received a request in writing on behalf of a Person who is a beneficial owner of an interest in such Global Security not less than 90 days prior to the date of such transfer or exchange, then such Global Security or portion thereof may be exchanged by such Depositary for Definitive Securities, of any authorized denomination and of a like aggregate principal amount, registered in the names of, and the transfer of such Global Security or portion thereof may be registered to, such Persons as such Depositary shall direct.

                  At the option of the Holder, Definitive Securities may be exchanged for a portion of a Global Security of a like aggregate principal amount upon surrender of the Definitive Securities to be exchanged at the office or agency of the Company maintained pursuant to Section 1002 for such purpose.

                  Upon exchange of any portion of a Global Security for Definitive Securities or Definitive Securities for a portion of a Global Security, the Security Registrar shall adjust the Security Register to reflect the reduction or increase, as the case may be, in the principal amount of such Global Security by an amount equal to the aggregate principal amount of the Definitive Securities so issued or surrendered in exchange, whereupon the principal amount of such Global Security shall be reduced or increased, as the case may be, for all purposes by the amount so exchanged and noted.


                                     --27--

Section 306.  Mutilated, Destroyed, Lost and Stolen Securities.

                  If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security issued pursuant to this Section in exchange for any mutilated Security or in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.


                                     --28--

Section 307.  Payment of Interest; Interest Rights Preserved.

                  Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                  Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special


                                     --29--

         Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest on the Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section and
Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 308.  Persons Deemed Owners.

                  Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Sections 305 and 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 309.  Cancellation.

                  All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be


                                     --30--
delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order; or, if no such Company Order is given within 60 days after notice by the Trustee to the Company of cancellation of such Securities, then the Trustee may destroy such canceled Securities and, in such case, the Trustee shall thereafter deliver to the Company a certificate with respect to such destruction.

Section 310.  Computation of Interest.

                  Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 311.  CUSIP Numbers.

                  The Company in issuing Securities may use CUSIP numbers (if then generally in use) in addition to serial numbers; if so, the Trustee shall use such CUSIP numbers in addition to serial numbers in notices of redemption as a convenience to holders; provided, however, that any such notice may state that no representation is made as to the correctness of such CUSIP number either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the serial or other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such CUSIP number. The Company shall promptly notify the Trustee of any change in CUSIP numbers.


                                  ARTICLE FOUR

                           Satisfaction and Discharge

Section 401.  Satisfaction and Discharge of Indenture.

                  This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein


                                     --31--
expressly provided for, and any right to receive Additional Amounts as provided in Section 1008), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1)  either

                  (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and
         (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
         Section 1003) have been delivered to the Trustee for cancellation; or

                  (B) all such Securities not theretofore delivered to the Trustee for cancellation

                      (i)  have become due and payable, or

                      (ii) will become due and payable at their Stated Maturity within one year, or

                     (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

         and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount of money in the currency or currency units in which such Securities are payable sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;


                                     --32--

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  Notwithstanding the satisfaction and discharge of this Indenture, (x) the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and the right of the Trustee to resign under Section 610 shall survive and (y) if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Company and/or the Trustee under Sections 402, 606, 701 and 1002 and the last paragraph of Section 1003 shall survive.

Section 402.  Application of Trust Money.

                  Subject to provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee.


                                  ARTICLE FIVE

                                    Remedies

Section 501.  Events of Default.

                  "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of the principal of any Security at its Maturity; or


                                     --33--

                  (2) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (3) default in the performance, or breach, of any covenant of the Company in this Indenture (other than a covenant a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (4) default in respect of any Indebtedness having an aggregate outstanding principal amount of at least U.S.$25,000,000 or its equivalent in any other currency or currencies of the Company (other than the Securities) which results in repayment of such Indebtedness being accelerated by reason of such default, provided, however, that if any such default shall be cured by the Company or waived by the holders of such Indebtedness, or of a specified percentage thereof entitled so to waive, then the default under the Indenture by reason thereof shall be deemed likewise to have been cured and waived; or

                  (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Japanese bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Japanese law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other


                                     --34--
         similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (6) the commencement by the Company of a voluntary case or proceeding under any applicable Japanese bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Japanese bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Japanese law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the stopping of payment (within the meaning Japanese bankruptcy law) or the making by it of an assignment or other arrangement for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

Section 502.  Acceleration of Maturity; Rescission and Annulment.

                  If an Event of Default occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal amount of all of the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount shall become immediately due and payable.


                                     --35--

                  At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue interest on all Securities,

                           (B) the principal of any Securities which have become
                  due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

                           (C) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

                  (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in
         Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 503.  Collection of Indebtedness and Suits for Enforcement by Trustee.

                  The Company covenants that if

                  (1) default is made in the payment of any interest on any Security when such


                                     --36--
         interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504.  Trustee May File Proofs of Claim.

                  In case of any judicial proceeding relative to the Company or any other obligor upon the Securities, their property or their creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any


                                     --37--
custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

                  No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 505.  Trustee May Enforce Claims Without Possession of Securities.

                  All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 506.  Application of Money Collected.

                  Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
         Section 607;

                  SECOND: To the payment of the amounts then due and unpaid for principal of and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without


                                     --38--
         preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, respectively; and

                  THIRD:  The balance, if any, to the Company.

Section 507.  Limitation on Suits.

                  No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.


                                     --39--

Section 508.  Unconditional Right of Holders to Receive Principal and Interest.

                  Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Sections 305 and 307) interest (including any Additional Amounts payable pursuant to
Section 1008) on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 509.  Restoration of Rights and Remedies.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510.  Rights and Remedies Cumulative.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511.  Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the


                                     --40--

Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 512.  Control by Holders.

                  The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 513.  Waiver of Past Defaults.

                  The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

                  (1) in the payment of the principal of or any interest on any Security, or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514.  Undertaking for Costs.

                  In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture


                                     --41--

Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.

Section 515.  Waiver of Usury, Stay or Extension Laws.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE SIX

                                   The Trustee

Section 601.  Certain Duties and Responsibilities.

                  The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602.  Notice of Defaults.

                  If a default occurs hereunder with respect to Securities, the Trustee shall give the Holders of Securities notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(3) with respect to Securities, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term


                                     --42--

"default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities.

Section 603.  Certain Rights of Trustee.

                  Subject to the provisions of Section 601:

                  (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (2) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

                  (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

                  (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the


                                     --43--
         costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                  (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                  (8) the Trustee may request that the Company deliver an Officer's Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officer's Certificate may be signed by any person authorized to sign an Officer's Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

Section 604.  Not Responsible for Recitals or Issuance of Securities.

                  The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. Neither the Trustee nor any Authenticating Agent makes any representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.


                                     --44--

Section 605. May Hold Securities.

                  The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 606. Money Held in Trust.

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

Section 607. Compensation and Reimbursement.

                  The Company agrees

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or




                                     --45--
         performance of any of its powers or duties hereunder.

                  The obligations of the Company under this Section to compensate the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities.

                  The rights and covenants set forth in this Section in favor of the Trustee shall apply equally in favor of The Chase Manhattan Bank in its agency capacities hereunder.

Section 608. Disqualification; Conflicting Interests.

                  If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

Section 609. Corporate Trustee Required; Eligibility.

                  There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus required by the Trust Indenture Act and its Corporate Trust Office in the Borough of Manhattan, The City of New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 610. Resignation and Removal; Appointment of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.



                                     --46--

                  (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities.

                  (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

                  (d) If at any time:

                  (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company may remove the Trustee with respect to all Securities, or (B) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company shall promptly appoint a successor Trustee or Trustees. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a



                                     --47--
majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Securities in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

Section 611. Acceptance of Appointment by Successor.

                  Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.




                                     --48--

Section 612. Merger, Conversion, Consolidation or Succession to Business.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 613. Preferential Collection of Claims Against Company.

                  If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

Section 614. Appointment of Authenticating Agent.

                  The Trustee (upon notice to the Company) may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent,



                                     --49--
having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be



                                     --50--
entitled to be reimbursed by the Company for such payments, subject to the provisions of Section 607.

                  If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

                  This is one of the Securities referred to in the within-mentioned Indenture.


                                    THE CHASE MANHATTAN BANK,
                                                         As Trustee



                                    By.........................................,
                                                         As Authenticating Agent



                                    By.........................................,
                                                         Authorized Officer



                                  ARTICLE SEVEN

                Holders' Lists and Reports by Trustee and Company

Section 701. Company to Furnish Trustee Names and Addresses of Holders.

                  The Company will furnish or cause to be furnished to the Trustee

                  (1) semi-annually, not more than 15 days after each regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

                  (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished.




                                     --51--

Section 702. Preservation of Information; Communications to Holders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar or Paying Agent. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

                  (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act.

Section 703. Reports by Trustee.

                  (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

                  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee in accordance with Section 105(1) when any Securities are listed on any stock exchange.

Section 704. Reports by Company.

                  The Company shall:

                  (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may



                                     --52--
         be required to file with the Commission pursuant to Section 13 or
         Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.


                                  ARTICLE EIGHT

              Consolidation, Merger, Conveyance, Transfer or Lease

Section 801. Company May Consolidate, Etc., Only on Certain Terms.

                  The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

                  (1) the Person formed by such consolidation or into which the Company is



                                     --53--
         merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of Japan and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest (including all Additional Amounts, if any, payable pursuant to Section 1008) on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or any Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

                  (3) the Company has delivered to the Trustee an Opinion of Counsel stating that the Holders of Securities will not recognize income, gain or loss for United States federal income tax purposes as a result of such consolidation, merger, conveyance, transfer or lease and will be subject to tax in the same amount, in the same manner and at the same time as if such transaction had not occurred; and

                  (4) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and the supplemental indenture required in connection with such transaction comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.




                                     --54--

Section 802. Successor Substituted.

                  Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                  ARTICLE NINE

                             Supplemental Indentures

Section 901. Supplemental Indentures Without Consent of Holders.

                  Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                  (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

                  (3) to add any additional Events of Default; or

                  (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the



                                     --55--
         issuance of Securities in uncertificated form; or

                  (5) to secure the Securities pursuant to the requirements of
         Section 1009 or otherwise; or

                  (6) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee, pursuant to the requirements of
         Section 611; or

                  (7) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, to comply with any applicable mandatory provisions of law or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause
         (7) shall not adversely affect the interests of the Holders of Securities in any material respect.

Section 902. Supplemental Indentures with Consent of Holders.

                  With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of, or any instalment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon, or change any obligation of the Company to pay Additional Amounts pursuant to Section 1008 (except as contemplated by Section 801(1) and permitted by Section
         901), change the coin or currency in which, any Security or interest thereon is payable, remove the place of such payment



                                     --56--
         from the Borough of Manhattan, The City of New York, or (so long as the Notes are listed on the London Stock Exchange and such exchange shall so require) London, England, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
         Date), or

                  (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) change any obligation of the Company, with respect to Outstanding Securities, to maintain an office or agency in the places and for the purposes specified in Section 1002, or

                  (4) modify any of the provisions of this Section, Section 513 or Section 1010, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1010, or the deletion of this proviso, in accordance with the requirements of Sections 611 and 901(7).

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903.  Execution of Supplemental Indentures.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created



                                     --57--
by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 904. Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 905. Conformity with Trust Indenture Act.

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 906. Reference in Securities to Supplemental Indentures.

                  Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


                                   ARTICLE TEN

                                    Covenants

Section 1001. Payment of Principal and Interest.

                  The Company will duly and punctually pay the principal of and interest on the Securities in accordance with the terms of the Securities and this Indenture.




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
Section 1002. Maintenance of Office or Agency.

                  The Company will maintain in the Borough of Manhattan, The City of New York an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities may be served. The initial such office or agency shall be the Corporate Trust Office of The Chase Manhattan Bank. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may (and shall, if so required by the regulations of any stock exchange on which the Securities are for the time being listed, in compliance with such regulations) also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  The Company hereby appoints The Chase Manhattan Bank, Trinity Tower, 9 Thomas More Street, London, E1 9YT as its initial office or agency in London, England where Securities in the form of Definitive Securities may be presented or surrendered for payment. Notwithstanding any provision of this
Section 1002, the Company shall not be required to maintain in London, England an office or agency where Notes may be surrendered for registration of transfer or exchange or where notices and demands in respect of the Notes and the Indenture may be served.

Section 1003. Money for Securities Payments to Be Held in Trust.

                  If the Company shall at any time act as its own Paying Agent, it will, on or before 10:00 a.m. (New York time) on each due date of the principal of or interest on



                                     --59--
any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents, it will, on or prior to 10:00 a.m. (New York time) on each due date of the principal of or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent for any Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) hold all sums held by it for the payment of the principal of or interest, if any, on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided; (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal or interest, if any, on the Securities; and (3) during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture pursuant to Section 401 or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Security and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor,



                                     --60--
look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 1004. Statement by Officers as to Default.

                  The Company will deliver to the Trustee, within 150 days after the end of each fiscal year of the Company ending after the date hereof, an Officer's Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

Section 1005. Existence.

                  Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 1006. Maintenance of Properties.

                  The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation


                                     --61--
or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

Section 1007. Payment of Taxes and Other Claims.

                  The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

Section 1008. Additional Amounts.

                  The Company will pay to the holders of the Securities Additional Amounts as provided in the second paragraph of the forms of Securities set forth in Section 202. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or interest on, or in respect of, any Security, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

                  At least 10 days prior to the first Interest Payment Date, and at least 10 days prior to each date of payment of principal or interest if there has been any change with respect to the matters set forth in the below-mentioned Officer's Certificate, the Company will furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officer's Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of or interest on the Securities shall be made to Holders of Securities without withholding for or on account of any tax, assessment or other governmental charge described in the Securities. If any such withholding shall be required, then


                                     --62--
such Officer's Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities and the Company will pay to the Trustee or such Paying Agent the Additional Amounts required by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officer's Certificate furnished pursuant to this Section.

Section 1009. Negative Pledge.

                  The Company will not, so long as any of the Securities remains outstanding, create or permit to subsist any mortgage, charge, pledge or other security interest upon the whole or any part of its property, assets or revenues, present or future, to secure for the benefit of the holders of any External Indebtedness (1) payment of any sum due in respect of such External Indebtedness or (2) any payment under any guarantee of such External Indebtedness or (3) any payment under any indemnity or other like obligation relating to such External Indebtedness without at the same time according to the Securities either the same security as is granted to or is outstanding in respect of such External Indebtedness, guarantee, indemnity or other like obligation or such other security or guarantee not materially less beneficial to the Holders or as shall be approved by at least a majority in principal amount of the Outstanding Securities.

Section 1010. Waiver of Certain Covenants.

                  The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 1005, 1006, 1007 or 1009, inclusive, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.




                                     --63--

                                 ARTICLE ELEVEN

                            Redemption of Securities

Section 1101. Right of Redemption.

                  The Securities may be redeemed in whole, but not in part, subject to the conditions, at the times and at the Redemption Price specified in the form of Security hereinbefore set forth, together with accrued interest to the Redemption Date.

Section 1102. Applicability of Article.

                  Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

Section 1103. Election to Redeem; Notice to Trustee.

                  The election of the Company to redeem any Securities pursuant to Section 1101 shall be evidenced by a Board Resolution. In case of any redemption, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and deliver to the Trustee
(i) an Officer's Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred and (ii) an Opinion of Counsel or a certificate of an independent accountant of recognized standing selected by the Company and reasonably satisfactory to the Trustee to the effect that the Company has or will become obligated to pay Additional Amounts as a result of such facts.

Section 1104. Notice of Redemption.

                  Notice of redemption shall be given by first-class mail (if international mail, by air mail), postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

                  All notices of redemption shall state:

                  (1)  the Redemption Date,

                  (2)  the Redemption Price,




                                     --64--

                  (3) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                  (4) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

                  (5) the CUSIP number of each security.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

Section 1105. Deposit of Redemption Price.

                  By 10:00 a.m. (New York time) on or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

Section 1106. Securities Payable on Redemption Date.

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.




                                     --65--

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.




                                     --66--

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.


                                SONY CORPORATION


                                By..............................................
                                  Name:
                                  Title:



                                THE CHASE MANHATTAN BANK


                                By..............................................
                                   Name:
                                   Title:




                                     --67--

STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )


                  On the .... day of ............., 1998, before me personally came ........................., to me known, who, being by me duly sworn, did depose and say that he is ......................... of Sony Corporation, one of
the corporations described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the Board of Directors of said corporation.



                                                        ........................




STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )

                  On the .... day of ............., 1998, before me personally came ........................., to me known, who, being by me duly sworn, did depose and say that he is .................... of The Chase Manhattan Bank, one
of the corporations described in and which executed the foregoing instrument; and that he signed his name thereto by the authority of the Board of Directors of said corporation.



                                                        ........................




                                     --68--